UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2009


                                FUTURE CARZ, INC
             (Exact name of registrant as specified in its charter)


           Nevada                       000-30554                 88-0431029
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

2961 Industrial Road, Suite 452, Las Vegas,  NV                    89109
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (702) 785-3986

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Future Carz, Inc (FCRZ) has entered into an Offer in Compromise agreement with the Internal Revenue Service to settle amounts due for the tax periods 06/2001 through 06/2002. The agreement requires monthly payments which when completed will result in the release of all liens currently held by the Internal Revenue Service.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2009               Future Carz, Inc


                                       By: /s/ M. David Fesko
                                          ------------------------------------
                                          M. David Fesko
                                          Chief Executive Officer, Treasurer,
                                          Director and Chief Financial Officer


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